UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 11, 2010

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA		19341
(Address of Principal Executive Offices)		(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On January 11, 2010, ViroPharma Incorporated (the “Company”), issued a press release commenting on 2009 Cinryze revenue guidance, providing 2010 revenue guidance for Cinryze and updating anticipated peak year sales for Cinryze. The full text of the press release is furnished as Exhibit 99.1 attached hereto.

In addition, the Company will present to various investors during the month of January 2010 including during the 28th Annual J.P. Morgan Healthcare Conference (the “Conference”). A copy of the presentation materials is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. This presentation will first be used on January 13, 2010 during an investor meeting.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	99.1	Press release dated January 11, 2010.

	99.2	Presentation materials to be presented to investors during the month of January 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: January 11, 2010	By:	/S/ J. PETER WOLF
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description

99.1	Press release dated January 11, 2010.

99.2	Presentation materials to be presented to investors during the month of January 2010.